SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

         Filed by the  Registrant [X]
         Filed by a Party other than the Registrant
         Check the  appropriate  box:
         [X] Preliminary  Proxy  Statement
         [ ]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to
              Rule 14a-11(c) or Rule 14a-12

                         Timberline Software Corporation
          ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


          ---------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment  of filing fee (Check the  appropriate  box):
          [X] No fee required
          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11

              (1) Title of each class of securities to which
                  transaction applies:

                  ------------------------------------------

              (2) Aggregate number of securities to which
                  transaction applies:

                  ------------------------------------------

              (3) Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11:

                  ------------------------------------------

              (4) Proposed maximum aggregate value of transaction:

                  ------------------------------------------

              (5) Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:



              (2)  Form, Schedule or Registration Statement No.:



              (3)  Filing Party:



              (4)  Date Filed:

                         TIMBERLINE SOFTWARE CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 28, 1998

To our shareholders:

                  The Annual Meeting of Shareholders of Timberline Software Corporation, an Oregon corporation (the "Company"), will be held at the Company's principal offices, 9600 S.W. Nimbus Avenue, Beaverton, Oregon 97008, on Tuesday, April 28, 1998, at 4:00 p.m., local time, for the following purposes:

                  1. To elect four members of the Board of Directors for the ensuing year;

                  2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for 1998;

                  3. To approve an increase in the number of authorized shares of Common Stock;

                  4.      To approve the Company's 1998 Stock Incentive Plan;
                          and

                  5. To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

                  Shareholders of record of the Company's Common Stock at the close of business on March 13, 1998 are entitled to notice of and to vote at the meeting and any adjournments and postponements thereof.

                  A proxy statement and proxy are enclosed with this Notice. A copy of the Company's 1997 Annual Report is also enclosed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      Thomas P. Cox, Secretary
Beaverton, Oregon
March 20, 1998

                  TO AVOID THE EXPENSE OF FURTHER SOLICITATION, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. A SHAREHOLDER WHO COMPLETES AND RETURNS THE PROXY AND SUBSEQUENTLY ATTENDS THE ANNUAL MEETING MAY CHOOSE TO VOTE IN PERSON BECAUSE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                         TIMBERLINE SOFTWARE CORPORATION

                                 PROXY STATEMENT

                       1998 ANNUAL MEETING OF SHAREHOLDERS


                  The enclosed proxy is solicited by the Board of Directors (the "Board") of Timberline Software Corporation, an Oregon corporation (the "Company"), for use at the annual meeting of shareholders ("Annual Meeting") to be held at 4:00 p.m. on Tuesday, April 28, 1998, and at any adjournments or postponements thereof. A copy of the notice of the Annual Meeting is attached. The Company expects to mail this proxy statement and the proxy to shareholders on or about March 20, 1998. The Company's principal executive offices are at 9600 S.W. Nimbus Avenue, Beaverton, Oregon 97008.

                  The persons named in the enclosed proxy will vote in the manner directed and, in the absence of such direction, will vote for the election of each of the named nominees for director (Proposal One), for ratification of Deloitte & Touche LLP as the Company's independent auditors for 1998 (Proposal Two), for the increase in share authority (Proposal Three) and for the approval of the 1998 Stock Incentive Plan (Proposal Four). They will vote in accordance with their best judgment as to other items of business that may properly come before the Annual Meeting. The proxy may be revoked by a shareholder at any time before its use by giving written notice of such revocation to the Secretary of the Company. If a shareholder attends the meeting and desires to vote in person, his or her proxy will not be used. The presence in person or by proxy of the holders of a majority of the shares of common stock of the Company ("Common Stock") issued and outstanding on the record date will constitute a quorum for the transaction of business at the Annual Meeting.

                  The solicitation of proxies is being handled by the Company at its cost, principally through the use of the mails, but proxies may also be solicited personally or by telephone by directors and officers of the Company without additional compensation for such services. Brokers, dealers, banks and other nominees will be requested to forward soliciting material to the beneficial owners of Common Stock and to obtain authorization for the execution of proxies.

                   A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1997 is enclosed.

                                     VOTING

                  The Common Stock (the only class of securities authorized) is the only voting security of the Company. At the Annual Meeting, each shareholder will be entitled to one vote for each share of Common Stock held of record by that shareholder at the close of business on March 13, 1998. There were _____________ shares of Common Stock outstanding as of such date. A majority, or
_____________ of such shares, will constitute a quorum for the transaction of business. Shareholders are not entitled to cumulative voting. Broker non-votes will be counted in determining whether a quorum is present, but will not be counted either for or against any proposal at issue.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

                  The Bylaws of the Company provide for a Board consisting of not less than two nor more than nine members, as determined from time to time by the Board. A Board of four directors will be elected at the Annual Meeting. Three of the current members of the Board (Messrs. Peltz, Meyer and Tisdel) have been nominated to continue in office until the 1999 annual meeting of shareholders, and until their successors have been elected and qualified. Thomas
P. Cox has been nominated to serve as a director for the first time. Current directors John Gorman and Leslie F. Clarke, II have been officers and directors of the Company since its inception. Both will be retiring from all Company positions at the end of April 1998. Mr. Clarke plans to consult on technical projects for the Company on an as needed basis. The many contributions of these two individuals to the Company's success are gratefully acknowledged.

                  The four nominees receiving a plurality vote of the shares present in person or by proxy at the Annual Meeting at which a quorum is present will be elected as directors. Directors hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. All nominees have agreed to serve if elected. If any nominee should become unavailable to serve as a director prior to the Annual Meeting, the persons named in the enclosed proxy will vote for such substitute nominee as may be designated by the Board.

                  Unless marked otherwise, proxies received will be voted for the election of each of the nominees hereinbelow named. Votes withheld will be counted toward the quorum requirement for the Annual Meeting but will not be counted for or against the election of the nominee or nominees with respect to whom the votes are withheld and thus have no effect on whether a plurality exists for a particular nominee.

                  Background information on each director nominee is as follows:

                   Thomas P. Cox, age 63, is the Chief Financial Officer of the Company. Mr. Cox joined the Company in April 1982 as Vice President -- Finance. He became Senior Vice President -- Finance in 1986. Mr. Cox has also served as Secretary and Treasurer since 1990.

                  James A. Meyer, age 61, has been a director of the Company since 1980. He is a private business investor.

                  Curtis L. Peltz, age 45, was appointed President in April 1997. He has been with the Company or its predecessors since 1978. He has held various programming and management positions. Mr. Peltz was promoted to Vice President--Operations in 1986. In 1989 he was named Vice President--Computer Integrated Construction Technology and in 1990, Vice President--Estimating and CIC Technology and manager of the Estimating Business Unit. In 1996 he was named Vice President -- Chief Operating Officer.

                  Donald L. Tisdel, age 63, has been a director of the Company since 1983. Since March 1992, he has been Managing Director of Northwest Capital, Inc., a merchant banking firm facilitating financing and acquisitions of intermediate-size businesses. Since June 1996, Mr. Tisdel has been involved in the management of Northwest Capital Partners I, L.P., a partnership formed to acquire equity and equity-linked interests in privately held companies or divisions of companies.

                  The Board met 12 times during 1997. The Board has a standing audit committee which meets with the Company's auditors to review the planning for and the reports of the annual audit of the Company. The audit committee members are Messrs. Meyer and Tisdel. The audit committee met twice in 1997.

                  The Board has a standing compensation committee for the purpose of making recommendations to the Board regarding executive officers' compensation, including salaries and other forms of compensation and fringe benefits. This committee also administers the Company's stock option program. The compensation committee, the members of which are Messrs. Meyer and Tisdel, met six times during 1997.

                  Each director attended in 1997 at least 75 percent of all meetings of the Board and committees on which such director served.

                  The Board recommends a vote FOR all nominees.
                  ---------------------------------------------

                  The executive officers and significant employees of the Company as of the date of this proxy statement are:

               Name                 Age               Office
               ----                 ---               ------

           Executive Officers
           ------------------

           John Gorman               63      Chairman of the Board of
                                             Directors and Chief Executive
                                             Officer

           Leslie F. Clarke, II      54      Executive Vice President

           Curtis L. Peltz           45      President-- Chief Operating Officer

           Thomas P. Cox             63      Senior Vice President-- Finance,
                                             Secretary and Treasurer
           Significant Employees
           ---------------------

           John M. Meek              41      Vice President-- Research &
                                             Development

           Dennis J. Stejskal        42      Vice President-- Director of
                                             Accounting Products

               Name                 Age               Office
               ----                 ---               ------

            Nicolette D. Johnston    55      Vice President-- Technical
                                             Publications

            James O. Campbell        41      Vice President--Sales, Accounting
                                             Products

            John M. Geffel           45      Vice President-- Marketing

            Carol A. Vega            40      Vice President-- Customer Support

            Ann C. Kenkel            50      Vice President-- Operations

                   See Proposal One, "Election of Directors", for biographical information concerning Messrs. Peltz and Cox.

                   As noted above, Messrs. Gorman and Clarke are retiring from the Company at the end of April 1998. Mr. Gorman is currently Chairman of the Board of Directors and the Company's Chief Executive Officer. He also served as President until April 1997, when Mr. Peltz was appointed to that position. Mr. Gorman has served in these senior executive positions and as a Director since the Company's incorporation in 1979. Mr. Clarke has been Executive Vice President and a Director since the Company's incorporation in 1979.

                   Mr. Meek joined the Company's predecessor in 1978 as a programmer. He established the Company's Product Research Department, which he has managed since its inception. He was named Vice President--Product Research in 1986 and Vice President--Research & Development in 1993.

                   Mr. Stejskal joined the Company's predecessor in 1979. He has held various positions in sales and customer support and management positions in the quality assurance and product development areas. He was promoted to Vice President--Product Development in December 1990 and Vice President--Construction Accounting in 1992. He was appointed Vice President--Director of Accounting Products in 1996.

                   Ms. Johnston joined the Company in 1986 to manage the Publications group. She was named Vice President--Operations in 1993. She was appointed Vice President--Technical Publications in 1996.

                   Mr. Campbell joined the Company in January 1989. He has held various sales management positions for the construction accounting product line. In 1995, he was named sales manager for all accounting products. He was promoted to Vice President--Sales, Accounting Products in January 1996.

                   Mr. Geffel joined the Company in 1983 as a product marketing specialist for the construction accounting product line. He has held various marketing management positions and was named Vice President--Marketing in January 1996.

                   Ms. Vega joined the Company's predecessor in 1978. She has held various positions in customer support, quality assurance and publications. In 1995, she was promoted to support manager for construction accounting. In January 1996, she was named Vice President--Customer Support, Accounting Products and in October 1996 was named Vice President--Customer Support.

                   Ms. Kenkel joined the Company in 1991 as administrative manager for the Estimating Business Unit. In June 1994, she was promoted to operations manager and in October 1996 was named Vice President--Operations.

EXECUTIVE COMPENSATION

Cash and Non-cash Compensation Paid to Certain Executive Officers
-----------------------------------------------------------------

                   The following table sets forth, for the years ended December 31, 1997, 1996 and 1995, the compensation earned by the Company's Chief Executive Officer and the other executive officers whose aggregate salary and bonus exceeded $100,000 for services rendered to the Company in 1997.


                           SUMMARY COMPENSATION TABLE


                                              Annual Compensation
                                             ----------------------
                                                                          Other Annual        All Other
Name and Principal                           Salary(1)        Bonus       Compensation(2)     Compensation(3)
Compensation(3)
Position                              Year   ($)              ($)         ($)                 ($)

John Gorman                           1997    117,154          --                349                5,036
 Chairman of the Board and            1996    152,579          --              6,238                6,000
 Chief Executive Officer              1995    146,480          5,000           5,427                6,000

Curtis L. Peltz                       1997    127,182          --                902                5,370
  President-- Chief                   1996    101,377          --             10,781                4,783
  Operating Officer                   1995     90,848          --              5,731                4,159

Leslie F. Clarke, II                  1997    127,269          --                288                5,444
  Executive Vice President            1996    121,377          --              7,299                5,443
                                      1995    116,642          3,000           4,529                5,253

Thomas P. Cox                         1997    117,854          --                226                5,221
  Senior Vice President--             1996    103,207          --              6,041                4,796
  Finance                             1995     98,010          --              3,509                4,475
-----------------

(1)      Includes amounts deferred by executive officers under the Company's 401(k)  plan.
(2)      Represents payments made during the fiscal year from the Company's profit sharing plan.
(3)      Represents  matching  contributions  accrued by the Company  during the fiscal year to its 401(k) plan for such executive officer and paid in the following year.

                                      5

Compensation Pursuant to Stock Options
--------------------------------------



                        OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information on option grants for the year ended December 31, 1997 to the Named Executive Officers.



                                               IndividualGrants
                      ------------------------------------------------------------------------
                                               Percent of Total                                Potential Realizable Value at Assumed
                      Number of Securities    Options Granted to                                   Annual Rates of Stock Price
                       Underlying Options    Employees in Fiscal      Exercise      Expiration     Appreciation for Option Term
                          Granted (1)               Year            Price ($/Share)   Date     -------------------------------------
Name                                                                                                    5%               10%
------------------------------------------------------------------------------------------------------------------------------------

John Gorman                  --                      --                    --          --              --                --

Curtis L. Peltz            62,500                   34.0%                 6.20      April 2007      $243,697           $617,575

Leslie F. Clarke, II         --                      --                    --          --              --                --

Thomas P. Cox              25,000                   13.6%                 6.20      April 2007      $ 97,479           $247,030



(1) All options listed are non-qualified stock options granted under the Company's 1993 Stock Incentive Plan. Option exercise prices were at the market price when granted. The options become exercisable in part at date of grant and vest over a 4 years.


                                      6




                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values
             ----------------------------------------------------------


                            Shares                             Number of unexercised                Value of unexercised in-the-
                           acquired                             options at FY-End(1)                        money options at
                              on               Value         ----------------------------                 FY-End($)(1) (2)
                           exercise          realized                                               -----------------------------
Name                           (1)               ($)        Exercisable       Unexercisable       Exercisable    Unexercisable
-----------------------    ---------         ----------     -----------       -------------       -------------  -------------

John Gorman                --                 --            --                --                  --             --

Curtis L. Peltz            13,500             52,500        23,750            50,000              189,103        305,500

Leslie F. Clarke, II       --                 --            --                --                  --             --

Thomas P. Cox              24,375             99,666        27,500            20,000              257,225        122,200

---------------------
(1)      Adjusted for 5 for 4 stock split paid November 21, 1997.

(2)      On December 31, 1997,  the closing price of the Company's  Common Stock was $12.31.  For purposes of the foregoing table, stock options with an
         exercise   price   less  than  that   amount  are   considered   to  be
         "in-the-money"  and  are  considered  to  have  a  value  equal  to the difference  between  that  amount and the  exercise  price of the stock option multiplied by the number of shares covered by the stock option.



Compensation of Directors
-------------------------

                   Directors who are not employees of the Company were paid $500 for attendance at each meeting of the Board during 1997. Pursuant to the Company's 1993 Stock Incentive Plan, immediately following the 1993 annual meeting of the shareholders of the Company, Messrs. Meyer and Tisdel, who were not employees of the Company or of any parent or subsidiary corporation of the Company at the time ("Non-employee Directors"), were each automatically granted nonstatutory stock options to purchase 14,063 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant (as adjusted for stock splits). If the Company's 1998 Stock Incentive Plan (see discussion below under Proposal Four) is approved by the shareholders at this Annual Meeting, Messrs. Meyer and Tisdel, who continue to be the only Non-Employee Directors, will each be automatically granted a nonstatutory stock option to purchase 5,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on such date of grant.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


                  The following table shows, as of March 13, 1998, the number and percentage of outstanding shares of Common Stock (the only class of shares authorized) beneficially owned by each person known by the Company to beneficially own more than 5% of the Common Stock, by each director of the Company, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, voting and investment power relating to the identified shares is exercised solely by the beneficial owner.

      Name and Address             Number of Shares      Percentage of
    of Beneficial Owner(1)        Beneficially Owned     Common Stock
    ----------------------         -----------------     --------------

    John Gorman  (2)               _____________           __________

    Leslie F. Clarke, II  (3)      _____________           __________

    Curtis L. Peltz  (4)               49,750                  *

    Thomas P. Cox  (6)                129,812              __________

    James A. Meyer  (5)               108,688              __________

    Donald L. Tisdel  (5)              21,094                  *

    All directors and
    executive officers as
    a group (six persons)(7)       ____________            __________

-------------------------
*    Less than 1 percent.

(1) Address for all individuals is 9600 S.W. Nimbus Avenue, Beaverton, Oregon 97008.

(2) Includes _________ shares as to which Mr. Gorman shares voting and investment power with his wife. Does not include 20,312 shares owned by certain of Mr. Gorman's children, as to which Mr. Gorman disclaims beneficial ownership.

(3) Does not include 78,750 shares owned by Mr. Clarke's wife, as to which Mr. Clarke disclaims beneficial ownership.

(4) Includes 36,250 shares which Mr. Peltz has the right to acquire upon exercise of stock options exercisable within 60 days after March 13, 1998.

(5) Includes 14,063 shares for Mr. Meyer and 14,063 shares for Mr. Tisdel which such persons have the right to acquire upon exercise of stock options exercisable within 60 days after March 13, 1998.

(6) Includes 25,750 shares which Mr. Cox has the right to acquire upon exercise of stock options exercisable within 60 days after March 13, 1998.

(7) Does not include 99,062 shares owned by members of the families of certain directors as to which such directors disclaim beneficial ownership. Includes 90,126 shares which members of the group have the right to acquire upon exercise of stock options exercisable within 60 days after March 13, 1998.

           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% beneficial owners are required by Commission regulations to furnish the Company with all Section 16(a) forms they file.

                  Based solely upon the Company's review of the copies of such forms it received and written representations from certain reporting persons, the Company believes that all Section 16(a) forms required to be filed in or with respect to 1997 were timely filed, except that two reports covering the transfer of shares by gift were filed late by director James A. Meyer.


                                  PROPOSAL TWO
                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

                  The  Board  has  appointed   Deloitte  &  Touche  LLP  as  its
independent auditors for the year ending December 31, 1998, subject to shareholders ratification. Deloitte & Touche LLP served as the Company's independent public auditors in 1997. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                  Ratification of the appointment of auditors requires the presence of a quorum and a majority approval from the votes cast thereon. Unless marked otherwise, proxies received will be voted for ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for 1998. Abstentions and broker non-votes for this proposal will be counted for quorum purposes, but will not be counted for or against the proposal. If the shareholders should fail to ratify the selection of these auditors as proposed, auditors will be appointed by the Board.

                  The  Board   recommends  a  vote  FOR   ratification   of  the
                  --------------------------------------------------------------
appointment of Deloitte & Touche LLP as the Company's  independent  auditors for
--------------------------------------------------------------------------------
1998.
----


                                 PROPOSAL THREE
                   INCREASE IN THE NUMBER OF AUTHORIZED SHARES

                  In February 1998, the Company's Board unanimously adopted a resolution authorizing amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 8,000,000 to 20,000,000 shares, subject to approval by the shareholders. The form of proposed amendment is attached as Appendix A.

                  Management  believes  that this  proposed  amendment is in the best interests of the Company and its shareholders, to maintain the Company's flexibility in responding to future business and financing needs and opportunities. These additional shares will be used for general corporate purposes, including, without limitation, uses for additional stock splits, financing transactions, acquisitions, stock dividends and Company-sponsored stock option, stock ownership and other stock-based plans.

                  The Company has benefited from the availability of authorized shares to carry out various corporate transactions, but the available pool of authorized shares is now growing smaller. The Company has three stock-based compensation plans. Only 40,005 shares remain available for future issue under these plans, and it is the proposal of the Board to allocate 500,000 shares of Common Stock to the proposed 1998 Stock Incentive Plan (see Proposal Four hereinbelow discussed). The Board in each of the years 1995, 1996 and 1997 issued shares pursuant to stock splits (approved in the form of stock dividends). If the proposed amendment to the Company's Restated Articles is approved, the additional shares of Common Stock would be available for issuance without further shareholder action, unless shareholder action would otherwise be required by Oregon law or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. If the shareholders do not approve the increase in share authority, the proposed allocation of 500,000 shares to the new 1998 Stock Incentive Plan would be reduced to 300,000 shares so as not to exceed the current 8,000,000 share authority.

                  Management has no plans at the present time for the issuance or use of the additional shares of Common Stock to be authorized by this proposal, other than the proposal (discussed hereinbelow under Proposal Four) to allocate up to 500,000 shares of Common Stock for the purposes of the proposed 1998 Stock Incentive Plan.

                  The affirmative vote of a majority of all outstanding shares will be required to approve the authorization of additional shares of Common Stock. As a result, abstentions and broker non-votes will have the same effect as a negative vote.

                  The Board recommends that  shareholders  vote FOR the proposal
                  --------------------------------------------------------------
to  increase  the  number of  authorized  shares of Common  Stock to  20,000,000
--------------------------------------------------------------------------------
shares.
-------

                                  PROPOSAL FOUR
                      APPROVAL OF 1998 STOCK INCENTIVE PLAN

                  In February 1998 the Board adopted, subject to shareholder approval, the 1998 Stock Incentive Plan ("Plan"). The purpose of the Plan is to attract and retain the services of key employees, officers and directors, as well as other persons who are integral to the ongoing success of the Company. The Plan is nearly identical to the Company's 1993 Stock Incentive Plan ("1993 Plan") and will become effective April 28, 1998, if it is approved by the shareholders. No award would be granted pursuant to the Plan after April 27, 2008.

                  The Company currently maintains the 1989 Non-Qualified Stock Option Plan ("1989 Plan") and the 1993 Plan which, together, are referred to as the "Prior Plans". The Company's 1987 Non-Qualified Stock Option Plan has now terminated by its terms. The Prior Plans were previously approved by the shareholders. 618 shares remain available for grant under the 1989 Plan, which expires by its terms in 1999 and 39,387 shares remain available in connection with awards available for grant under the 1993 Plan. The 1989 Plan authorizes only the grants of stock options and only to officers and other key management employees of the Company. The Prior Plans are administered by the Compensation Committee of the Board and options granted under the Prior Plans are at the market price of Common Stock on the date of grant.

                  The 1993 Plan is nearly identical to the Proposed 1998 Plan, except that the range of awards under the proposed 1998 Plan has been expanded to authorize the issuance of stock bonus awards in connection with employee stock ownership plans if such plans are approved by the Board and the issuance of other awards that involve, in whole or part, Common Stock.

                  The complete text of the 1998 Plan is attached to this Proxy Statement as Appendix B and is incorporated herein by this reference. The following description of the 1998 Plan is a summary of certain provisions and is qualified in its entirety by reference to Appendix B.

Plan Benefits
-------------

                  Because the Plan is discretionary and based on Company financial and business performance, it is not possible to determine or estimate the benefits or amounts that will be received in the future, or that would have been received in 1997 had the Plan been in effect in 1997, by individual employees or groups of employees and others participating in the Plan.

Plan Administration
-------------------

                  The Plan will be administered by the Compensation Committee of the Board ("Committee"). The Committee may promulgate rules for the operation of the Plan and will interpret the Plan and related agreements and will generally supervise the administration of the Plan. The Committee will generally determine the persons to whom awards will be made, the amount of the awards and the other terms and conditions thereof.

Eligibility
-----------

                  The Plan authorizes the granting of awards to employees, officers and directors of the Company or any of its parents or subsidiaries and to selected nonemployee agents, consultants, advisors and independent contractors. Directors who are not employees of the Company will only receive automatic grants as hereinbelow discussed and will not be eligible to receive any other awards under the Plan. All persons selected by the Committee to receive awards must be persons the Committee believes have made or will make an important contribution to the Company's ongoing success.

Automatic Grants of Awards
--------------------------

                  As was the case under the 1993 Plan, each nonemployee director elected at the 1998 Annual Meeting will automatically receive a nonstatutory stock option covering 5,000 shares of Common Stock if the 1998 Plan is approved. Each additional or substitute nonemployee director elected at subsequent annual shareholder meetings will also automatically receive at that time a nonstatutory stock option covering 5,000 shares. Such options will have a term of 10 years and the exercise price will be the fair market value of the underlying shares on the date of grant. These options are exercisable annually in 20% increments.

Shares Reserved
---------------

                  The Company may issue up to 500,000 shares of Common Stock; provided, however, if the shareholders do not approve the increase in share authority (see discussion above under Proposal Three) but do approve the 1998 Plan, the total share allocation will be reduced to 300,000 shares.

Term of the Plan
----------------

                  Subject to shareholder approval, the Plan was adopted by the Board of Directors on February 11, 1998, and will continue until all shares available for awards under the Plan have been issued; provided, however, no awards may be made under the Plan after April 27, 2008. The Board has the power to amend, suspend, terminate or modify the Plan at any time except that awards already granted may not be changed without the written consent of the holder of the award, unless the Plan permits any change without the necessity of such consent (as, for example, in the case of conversion of incentive stock options into nonstatutory stock options or the making of option grants to nonemployee directors, wherein the holder's consent is not necessary).

Types of Awards
---------------

                  The Plan would permit the granting of any and all of the following types of awards: (1) stock options, including incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or nonstatutory stock options, (2) stock appreciation rights ("SARs") in tandem with stock options or freestanding, (3) bonuses issued for stock, including stock bonuses issued in connection with employee stock ownership plans, (4) sales of stock and (5) other awards of stock or awards valued in whole or in part by reference to, or otherwise based on, stock or other property of the Company.

                  (a) Stock Options: The Committee will determine whether the option grant is an incentive stock option or a nonstatutory stock option, except that the automatic grant for nonemployee directors is for a nonstatutory stock option. The Committee will determine the number of shares subject to option, the option price, the period of the option and the terms of exercise. In the case of incentive stock options, the option price must equal fair market value of the underlying shares determined at the time of grant (except that optionees owning more than 10% of the Common Stock are subject to an exercise price of at least 110% of fair market value on the date of grant). Nonstatutory stock options may include an exercise price that is not less than 85% of fair market value determined on the date of grant. Incentive stock options cannot be exercisable for a period of more than 10 years from the date of grant while nonstatutory stock option maturities are determined by the Committee. The purchase price for shares purchased under either form of stock option can be paid for in cash or a combination of cash and delivery of the Company's Common Stock.

                  (b) Stock Appreciation Rights: SARs may be granted freestanding or in tandem with a stock option. SARs are subject to the rules, terms and conditions as prescribed by the Committee. If a SAR is granted in connection with an option, the SAR is exercisable only to the extent, and on the same conditions, that the related option could be exercised. Upon exercise of a SAR, any option or portion thereof to which the SAR relates terminates. If a SAR is granted in connection with an option, upon exercise of the option, the related SAR or portion thereof to which the option relates terminates. No SAR granted to an officer or director may be exercised during the first six months following the date of grant. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant, multiplied by the number of shares covered by the portion of the SAR that is surrendered. An employee will not pay the Company any cash consideration upon either the grant or exercise of a SAR, except for tax withholding amounts upon exercise. Payment by the Company upon exercise of a SAR may be made in shares of Common Stock valued at fair market value, or in cash, or any combination thereof, all as determined by the Committee. The Committee may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of a SAR or adopt rules from time to time affecting the rights of holders of SARs.

                  (c) Stock Bonuses: Awards may include Common Stock issued as bonuses. The Committee will determine the recipients of these bonuses, the number of shares to be awarded as well as all other terms and conditions and restrictions imposed upon bonus shares received. No cash consideration (other than tax withholding amounts) will be paid by persons receiving these bonuses. In addition, the Committee may also authorize the issuance of bonus shares in connection with the Board's establishment of an employee stock ownership plan. Any employee stock ownership plan approved by the Board would necessarily require compliance with all applicable provisions of the Code and all other governing laws.

                  (d) Stock Sales: The Committee may sell Common Stock under the Plan to persons in such amounts for such consideration subject to such restrictions and on such terms as the Committee may determine, including restrictions relating to transferability, repurchase by the Company and forfeiture of shares issued. No shares may be issued for consideration that is less than 85% of the fair market value of such shares at the time of issuance.

                  (e) Other Stock Unit Awards: The Committee may also issue awards to participants, either standing alone or in tandem with other awards granted under the Plan. Such other awards may include only Common Stock or awards that are valued in whole or in part by reference to or otherwise based on Common Stock or other property. The Committee shall determine which recipients shall be entitled to these awards, the number of shares to be granted in connection with such awards, as well as all other conditions of such awards. The provisions of these awards need not be the same with respect to each recipient. The Committee may issue these awards subject to the recipient's payment of a consideration. If these other awards include purchase rights to underlying shares of Common Stock, the Committee shall determine that purchase price, which shall not be less than the fair market value of such shares on the date the award is made. The purpose of including authority for these other awards is to enable the Committee to respond quickly to significant developments in applicable tax and other legislation, and to trends in incentive compensation practices.

Adjustments
-----------

                  In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification and the like, the Committee shall make appropriate adjustments in the number and kind of shares available for awards, the price and other relevant terms. These adjustment terms, however, do not apply with respect to certain transactions, the effects of which are addressed separately under the Plan and hereinafter discussed. If a merger, consolidation, reorganization, plan of exchange or liquidation results in the Company's shareholders receiving cash, stock or other property in exchange for their Common Stock, such transaction triggers an automatic acceleration of the vesting of options, SARs or other stock unit awards. Because options and SARs and other stock-based awards granted to officers or directors may not be exercised for the first six-month period following the grant date, the Plan is designed to protect these holders of awards by requiring, as a result of any such triggering transaction, the purchase of their awards following the expiration of the required six-month holding period. If any of the aforementioned transactions result in the Company's shareholders receiving stock of another corporation in exchange for Common Stock, then the holder of the stock-based award may receive equivalent awards on an exchange basis all as provided under the terms of the Plan.

Federal Income Tax Consequences
-------------------------------

                  (a) General: The following is only a summary of the effect of federal income taxation upon the participant and the Company with respect to awards made under the Plan. Reference should be made to the applicable provisions of the Code. In addition, the following summary does not discuss the tax consequences of a Plan participant's death or the income tax laws of any state or other jurisdiction in which the Plan participant may reside.

                  (b) Incentive Stock Options: The Committee may from time to time issue to employees options intended to qualify as incentive stock options under the provisions of the Code. Under federal income tax law currently in effect, an optionee will recognize no income upon the grant or exercise of an incentive stock option. The amount by which the fair market value of the stock at the time of exercise exceeds the exercise price, however, is includible in the optionee's alternative minimum taxable income and may, under certain conditions, result in alternative minimum tax liability. If an optionee exercises this type of option and does not dispose of any of the shares thereby acquired within two years following the date of grant and within one year following the date of exercise, any gain realized on subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If, however, the employee disposes of the shares acquired upon exercise before the expiration of either the one-year or the two-year holding period (known as a "disqualifying disposition"), the optionee realizes taxable ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value of the shares on the date of disposition exceeds the exercise price. Any additional gain realized upon the disqualifying disposition will be treated as income from the sale or exchange of a capital asset.

                  The Company will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an incentive stock option. Upon any disqualifying disposition, however, the Company will be entitled to a deduction to the extent the optionee realizes ordinary income.

                  (c) Nonstatutory Stock Options: The Committee may also from time to time award to employees or others nonstatutory stock options. Under federal income tax law currently in effect, no income is realized by the holder of a nonstatutory stock option until the option is exercised. At the time of exercise, the optionee will realize income, and the Company will be entitled to a deduction, in the amount by which the fair market value of the shares subject to option at the time of exercise exceeds the exercise price. The Company is required to withhold on the income amount. Upon the sale of shares acquired upon exercise of a nonstatutory stock option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

                  (d) SAR Awards: Under federal income tax law currently in effect, no income is realized by the holder of a SAR until the SAR is exercised. At the time of exercise the holder will realize ordinary compensation income, and the Company generally will be entitled to a deduction, in an amount equal to the fair market value of the shares or cash received. The Company is required to withhold on the income amount. The award recipient's tax basis for any shares received is the market value thereof at the time of exercise.

                  (e) Bonus Share Awards, Share Sales and Other Awards: Bonus shares awarded under the Plan and shares sold outright, or other shares awarded, which are transferable and not subject to a substantial risk of forfeiture, will be taxable as ordinary income equal to the excess of the fair market value of the shares received over the amount, if any, paid for the shares by the Plan participant. The Company will generally be entitled to a deduction in the amount includeable as income by the award recipient at the same time as the recognition of income occurs. The Company is required to withhold on income amounts.

                  If, however, shares received in this type of award are not transferable or are subject to a substantial risk of forfeiture on the date of issuance, the participant will generally recognize ordinary income equal to the excess of the fair market value of shares received (determined as of the date on which the shares either become transferable or are not subject to a substantial risk of forfeiture) over the amount, if any, paid for the shares. In this instance, the Plan participant may elect to recognize income when the shares are received, rather than upon the expiration of the transfer restriction or risk of forfeiture and in such case the amount of ordinary income will be determined as of the date of issuance, rather than upon the expiration of the applicable restriction. This election and the rules regarding restricted stock treated as being received as compensation are governed by Section 83 of the Code. The Company is generally entitled to a deduction equal to the income amount recognized by the participant and the timing of the deduction follows the timing of taxation of the income to the participant.

                  Adoption of this proposal requires an affirmative vote by the holders of a majority of the shares represented at the Annual Meeting at which a quorum is present. Abstentions have the effect of a "no" vote in determining whether the proposal is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but are not counted and have no effect on the results of the vote.

                  The Board of Directors recommends a vote FOR approval of the 1998 Stock Incentive Plan.


                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

                  A proposal by a shareholder for inclusion in the Company's proxy statement and form of proxy for the 1999 annual meeting of shareholders must be received by the Company at 9600 S.W. Nimbus Avenue, Beaverton, Oregon 97008, Attention: Thomas P. Cox, Secretary, on or before November 21, 1998 in order to be eligible for such inclusion.


                                 OTHER BUSINESS

         Management knows of no other matters to be brought before the Annual Meeting. However, if any other business properly comes before the Annual Meeting, or any adjournments or postponements thereof, the persons named in the proxy will vote or refrain from voting thereon in accordance with their best judgment pursuant to the discretionary authority given them in the proxy.

                                           By Order of the Board of Directors

                                           Thomas P. Cox, Secretary

Beaverton, Oregon
March 20, 1998

                                   APPENDIX A

                         TIMBERLINE SOFTWARE CORPORATION


                  Section 4.1 of Article 4 of the Company's Restated Articles of Incorporation is amended in its entirety to read as follows:

                  "4.1    Authorized Capital.  The corporation is authorized to
                          ------------------
                           issue one class of stock to be designated "Common Stock". The total number of shares of Common Stock which the corporation shall have authority to issue shall be Twenty Million (20,000,000) shares."


                                 Appendix A-1

                                   APPENDIX B


                         TIMBERLINE SOFTWARE CORPORATION
                            1998 STOCK INCENTIVE PLAN


                    l. Purpose. The purpose of this 1998 Stock Incentive Plan (the "Plan") is to enable Timberline Software Corporation, an Oregon corporation (the "Company " ), to attract and retain the services of (a) selected employees, officers and directors of the Company or of any parent or subsidiary corporation of the Company, and (b) selected nonemployee agents, consultants, advisers and independent contractors of the Company or any parent or subsidiary of the Company.

                  2. Shares Subject to the Plan. Subject to adjustment as provided below and in paragraph 11, up to 500,000 shares of Common Stock of the Company (the "Shares") may be offered and issued under the Plan. If an option or a stock appreciation right granted under the Plan expires, terminates or is cancelled, the unissued Shares subject to such option or stock appreciation right shall again be available under the Plan. If Shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of Shares forfeited or repurchased shall again be available under the Plan.

                  3.   Effective Date and Duration of Plan.

                       (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors of the Company (the "Board") and approved by the shareholders at the 1998 Annual Meeting of Shareholders. However, no option granted under the Plan shall become exercisable until the Plan is approved by the affirmative vote of the holders of a majority of the Common Stock of the Company represented at a shareholder meeting at which a quorum is present, and any such awards under the Plan prior to such approval shall be conditioned upon and subject to such approval. Subject to this limitation, options and stock appreciation rights may be granted and Shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

                       (b) Duration. No options or stock appreciation rights or awards may be granted under the Plan, no stock bonuses may be awarded under the Plan, and no Shares may be sold under the Plan after April 27, 2008. However, the Plan shall continue in effect until all Shares available for issuance under the Plan have been issued and all restrictions on such Shares have lapsed. The Board may suspend or terminate the Plan at any time, except with respect to options, stock appreciation rights and Shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, stock appreciation rights, any right of the Company to repurchase Shares or the forfeitability of Shares issued under the Plan.

                                 Appendix B-1

                  4.   Administration.

                       (a) The Committee. The Plan shall be administered by a committee appointed by the Board consisting of not less than two directors (the "Committee"). The Committee shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards, and the other terms and conditions of the awards; provided, however, that only the Board may amend or terminate the Plan as provided in paragraphs 3 and 14. At any time when the officers and directors of the Company are subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Committee shall consist solely of "disinterested" directors as such term is defined from time to time in Rule 16b-3 under the Exchange Act. No member of the Committee shall be eligible to receive any award under the Plan while such person serves as a Committee member, except pursuant to paragraph 10.

                       (b) Regulations; Interpretation. Subject to the provisions of the Plan, the Committee may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to Shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Committee shall be final and conclusive. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

                  5. Types of Awards; Eligibility. The Committee may from time to time, take the following actions under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in paragraph 6(b); (ii) grant options other than Incentive Stock Options ("Nonstatutory Stock Options") as provided in paragraph 6(c); (iii) award stock bonuses as provided in paragraph 7; (iv) sell Shares as provided in paragraph 8; and (v) grant stock appreciation rights or other awards of stock or awards valued in whole or in part by reference to, or otherwise based on, stock or other property of the Company ("Other Stock Unit Awards") as provided in paragraph 9. Any such awards may be made to employees (including employees who are officers or directors) of the Company or of any parent or subsidiary corporation of the Company, and to other individuals described in paragraph 1 who the Committee believes have made or will make an important contribution to the Company or its parent or subsidiaries; provided, however, that only employees of the Company or a parent or subsidiary shall be eligible to receive Incentive Stock Options under the Plan; and, provided further, that directors who are not employees shall receive awards only pursuant to paragraph 10. The Committee shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made under the Plan. At the discretion of the Committee, an individual may be given an election to surrender an award in exchange for the grant of a new award.

                                 Appendix B-2

                  6.  Option Grants

                       (a) Grant. Each option granted under the Plan shall be evidenced by a stock option agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan. With respect to each option grant, the Committee shall determine the number of Shares subject to the option, the option price, the period of the option, and the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Nonstatutory Stock Option.

                       (b) Incentive Stock Options. Incentive Stock Options granted under the Plan shall be subject to the following terms and conditions:

                            (i) No  employee  may  be  granted  Incentive  Stock
                  Options under the Plan such that the aggregate fair market value, on the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or of any parent or subsidiary corporation of the Company exceeds $100,000.

                            (ii) An Incentive  Stock Option may be granted under
                  the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company only if the option price is at least 110 percent of the fair market value, as described in paragraph 6(b) (iv), of the Shares subject to the option on the date it is granted, and the option by its terms is not exercisable more than five years from the date of grant.

                            (iii) Subject to paragraphs 6(b)(ii) and 6(d), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Committee, except that no Incentive Stock Option shall be exercisable more than 10 years from the date of grant.

                            (iv) The option price per share shall be  determined
                  by the Committee at the time of grant.

                  Subject to paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Shares covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be deemed to be the closing price for the Common Stock of the Company as reported on the National Association of Securities Dealers, Inc. Automated Quotation System on the day the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other reported fair market value of the Common Stock of the Company as shall be properly relied upon by the Committee.

                                 Appendix B-3

                            (v) The Committee may at any time without the consent of the optionee convert an Incentive Stock Option into a Nonstatutory Stock Option.

                       (c)  Nonstatutory   Stock  Options.   Nonstatutory  Stock
Options shall be subject to the following terms and conditions, in addition to the above terms (which are not inconsistent with the following):

                            (i) The option price for Nonstatutory  Stock Options
                  shall be determined by the Committee at the time of grant. The option price may not be less than 85 percent of the fair market value of the Shares covered by the Nonstatutory Stock Option on the date of grant. The fair market value of the Shares covered by a Nonstatutory Stock Option shall be determined pursuant to paragraph (b)(iv).

                            (ii) Nonstatutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Committee.

                      (d) Exercise of Options. Except as provided in paragraph 6(f) or as determined by the Committee, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any parent or subsidiary corporation of the Company and shall have been so employed or have provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of employment for purposes of the Plan. Unless otherwise determined by the Committee, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. No option may be exercised by an officer or director of the Company within six months of the date of grant. Except as provided in paragraphs 6(f), 11 and 12, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Committee; provided, however, that options shall not be exercised for fractional shares. Unless otherwise determined by the Committee, if the optionee does not exercise an option in any one year with respect to the full number of Shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those Shares in any subsequent year during the term of the option.

                       (e) Nontransferability. Each option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death; provided, however, that with the consent of the Committee, Nonstatutory Stock Options may be assigned or transferred pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended ("ERISA"), or the rules thereunder. Each option granted under the Plan by its terms shall be exercisable during the optionee' s lifetime only by the optionee, or his or her permitted assignee or transferee pursuant to such a qualified domestic relations order.

                                 Appendix B-4

                      (f)  Termination of Employment or Service.

                           (i) In the event the  employment  or  service  of the
                  optionee by the Company or a parent or subsidiary corporation of the Company terminates for any reason other than because of death or physical disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of three months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

                           (ii) In the event of the termination of the optionee's employment or service with the Company or a parent or subsidiary corporation of the Company because the optionee becomes disabled (within the meaning of Section 22(e) (3) of the Code), the option may be exercised at any time prior to the expiration date of the option or the expiration of one year after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

                           (iii) In the event of the death of an optionee  while
                  employed by or providing service to the Company or a parent or subsidiary corporation of the Company, the option may be exercised at any time prior to the expiration date of the option or the expiration of one year after the date of such death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option on the date of death, and only by the person or persons to whom such optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

                           (iv) The Committee, at the time of grant or at any time thereafter, may extend the three-month and one-year expiration periods to any length of time not later than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Committee may determine.

                           (v) To the  extent  that the  option of any  deceased
                  optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase Shares pursuant to such option shall cease and terminate.

                       (g) Purchase of Shares. Unless the Committee determines otherwise, Shares may be acquired pursuant to an option only upon receipt by the Company of notice in writing from the optionee of the optionee' s intention to exercise, specifying the number of Shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and, if required to comply with the Securities Act of 1933, as amended, or state securities laws, the notice shall include a representation that it is the optionee's intention to acquire the Shares for investment and not with a view to distribution. The certificates representing the Shares shall bear any legends required by the Committee. Unless the Committee determines otherwise, on or before the date specified for completion of the purchase of

                                 Appendix B-5

Shares pursuant to an option, the optionee must have paid the Company the full purchase price of such Shares in cash (including, with the consent of the Committee, cash that may be the proceeds of a loan from the Company), or, with the consent of the Committee, in whole or in part, in Shares valued at fair market value, as determined pursuant to paragraph 6(b)(iv). Unless the Committee determines otherwise, all payments made to the Company in connection with the exercise of an option must be made by cashier's bank check or by the transfer of immediately available federal funds. No Shares shall be issued until full payment therefor has been made. With the consent of the Committee, an optionee may request the Company to apply automatically the Shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the stock option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company or any parent or subsidiary corporation of the Company may withhold that amount from other amounts or property payable to the optionee by the Company or by the parent or subsidiary corporation, including salary and Shares issuable upon exercise of any option under this Plan, subject to applicable law. With the consent of the Committee, an optionee may deliver Shares to the Company to satisfy the withholding obligation.

                  7. Stock Bonuses. The Committee may award Shares under the Plan as stock bonuses. Shares awarded as a stock bonus shall be subject to such terms, conditions, and restrictions as shall be determined by the Committee. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the Shares issued, together with such other restrictions as may be determined by the Committee. The Committee may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The certificates representing the Shares awarded shall bear any legends required by the Committee. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company or any parent or subsidiary corporation of the Company may withhold that amount from other amounts payable to the recipient by the Company or the parent or subsidiary corporation, including salary, subject to applicable law. With the consent of the Committee, a recipient may deliver Shares to the Company to satisfy the withholding obligation. In addition to stock bonus awards hereinabove authorized in this paragraph 7, the Committee may also authorize the issuance of stock bonus Shares in connection with an employee stock ownership plan ("ESOP"), in which case the Shares so authorized shall be issued to and held by the employee stock ownership trust established in connection with the ESOP and approved by the Board. The Committee may only exercise its authority in this regard upon the Board's approval of an ESOP that complies with all applicable provisions of the Code and all other governing laws and the Board's delegation of authority to the Committee to administer the ESOP.

                  8. Stock Sales. The Committee may issue Shares under the Plan for such consideration (including promissory notes and services) as determined by the Committee; provided, however, that in no event shall the consideration be less than 85 percent of the fair market value of the Shares at the time of issuance, determined pursuant to paragraph 6(b)(iv). Shares issued under this

                                 Appendix B-6
paragraph  8  shall  be  subject  to  the  terms,  conditions  and  restrictions determined by the Committee. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the Shares issued, together with such other restrictions as may be determined by the Committee. The certificates representing the Shares shall bear any legends required by the Committee. The Company may require any purchaser of Shares issued under this paragraph 8 to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company or any parent or subsidiary corporation of the Company may withhold that amount from other amounts payable to the purchaser by the Company or any parent or subsidiary corporation, including salary, subject to applicable law. With the consent of the Committee, a purchaser say deliver Shares to the Company to satisfy the withholding obligation.

                  9.  Stock Appreciation Rights and Other Stock Unit Awards.

                     (a)   Stock Appreciation Rights.

                           (i) Grant. Stock  appreciation  rights may be granted
                     under the Plan by the Committee, subject to such rules, terms, and conditions as the Committee prescribes.

                           (ii)  Exercise.

                                (A) A stock appreciation right shall be exercisable only at the time or times established by the Committee. If a stock appreciation right is granted in connection with an option, the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised. Upon exercise of a stock appreciation right, any option or portion thereof to which the stock appreciation right relates terminates. If a stock appreciation right is granted in connection with an option, upon exercise of the option, the stock appreciation right or portion thereof to which the option relates terminates. No stock appreciation right granted to an officer or director may be exercised during the first six months following the date of grant.

                                (B)  The   Committee   may  withdraw  any  stock
                     appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted before adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

                                (C) Each stock  appreciation right shall entitle
                     the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one Share over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the option price per Share under the option to which the stock appreciation right relates), multiplied

                                 Appendix B-7
                     by the number of Shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Shares valued at fair market value, in cash, or partly in Shares and partly in cash, all as determined by the Committee.

                                (D) For  purposes of this  paragraph 9, the fair
                     market value of the Shares shall be determined pursuant to paragraph 6(b)(iv), as of the trading day preceding the date the stock appreciation right is exercised.

                                (E) No  fractional  Shares  shall be issued upon
                     exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Committee shall determine, the number of Shares may be rounded downward to the next whole Share.

                                (F) Each  participant  who has exercised a stock
                     appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the participant fails to pay the amount demanded, the Company or any parent or subsidiary corporation of the Company may withhold that amount from other amounts payable to the participant by the Company or any parent or subsidiary corporation, including salary, subject to applicable law. With the consent of the Committee, a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any Shares to be issued upon the exercise that number of Shares that would satisfy the withholding amount due or by delivering Shares to the Company to satisfy the withholding amount.

                                (G) Upon the  exercise  of a stock  appreciation
                     right for Shares, the number of Shares reserved for issuance under the Plan shall be reduced by the number of Shares issued. Cash payments of stock appreciation rights shall not reduce the number of Shares reserved for issuance under the Plan.

                      (b) Other Stock Unit Awards. The Committee shall also be authorized to grant to participants, either alone or in addition to other awards granted under the Plan, awards of Shares and other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock or other property. These Other Stock Unit Awards may be paid in Common Stock of the Company, cash, or any other form of property as the Committee shall determine. The Committee shall determine the participants to whom Other Stock Unit Awards are to be made, the times at which such awards are to made, the number of Shares to be granted pursuant to such awards, and all other conditions of such awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient. The participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber the Shares so awarded prior to the later of the date on which the Shares are issued, or the date on which any applicable restriction, performance or deferral period lapses. For any such award or Shares subject to any such award, the transferability of which is conditional only on the passage of time, such restriction period shall be a minimum of one (1) year. Shares (including securities convertible into Shares) granted pursuant to Other

                                 Appendix B-8

Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to purchase rights granted pursuant to Other Stock Unit Awards may be purchased for such consideration as the Committee shall determine, which price shall not be less than the fair market value of such Shares or other securities on the date of grant.

                  10.      Option Grants to Non-Employee Directors.

                            (a)   Automatic   Grants.   Immediately   upon   the
adjournment of the 1998 annual shareholder meeting, each Non-Employee Director shall automatically be granted a Nonstatutory Stock Option to purchase 5,000 Shares. Immediately upon the adjournment of each annual shareholder meeting thereafter at which additional or substitute Non-Employee Directors are elected, each such additional or substitute Non-Employee Director shall automatically be granted a Nonstatutory Stock Option to purchase 5,000 Shares. A "Non-Employee Director" is a director of the Company who is not an employee of the Company or of any parent or subsidiary corporation of the Company on the date the option is granted.

                            (b) Terms of Options. The exercise price for options
granted under this paragraph 10 shall be the fair market value of the Shares on the date of grant, determined pursuant to paragraph 6(b)(iv). Each such option shall have a 10-year term from the date of grant, unless earlier terminated as provided in paragraph 6(f). Each such option shall become exercisable with respect to 20 percent of its underlying Shares six months after the date of grant and with respect to the remaining Shares in 20 percent annual increments (measured from the date of grant) so that the option is fully exercisable on and after the fourth anniversary date of grant thereof.

                  11. Changes in Capital Structure. If the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, reclassification, stock split, combination of shares or dividend payable in shares, the Committee shall make appropriate adjustments (i) in the number and kind of shares available for awards under the Plan; and (ii) in the price and number and kind of shares as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the participant's proportionate interest before and after the occurrence of the event is maintained; provided, however, that this paragraph 11 shall not apply with respect to transactions referred to in paragraph 12. The Committee may also require that any securities issued in respect of or exchanged for Shares issued hereunder that are subject to restrictions be subject to similar restrictions. Notwithstanding the foregoing, the Committee shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Committee. Any such adjustment made by the Committee shall be conclusive.

                                 Appendix B-9

                  12.  Effect of Reorganization or Liquidation.

                       (a) Cash, Stock or Other Property for Stock. Except as provided in paragraph 12(b), upon a merger, consolidation, reorganization, plan of exchange or liquidation involving the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for or in connection with their Common Stock (any such transaction to be referred to in this paragraph 12 as an "Accelerating Event"), any option or stock appreciation right or other stock unit award granted hereunder shall terminate, except as specified in the following sentence, but the optionee shall have the right during the 30-day period immediately prior to any such Accelerating Event to elect to exercise his or her option or stock appreciation right or award, in whole or in part, without any limitation on exercisability; provided, however, that such exercise shall be deemed to occur immediately prior to such Accelerating Event and shall be contingent upon the occurrence of such Accelerating Event. With respect to an option or stock appreciation right or other stock unit award granted to an officer or director less than six months prior to any Accelerating Event, such officer or director shall have the right to require the Company to purchase such option or stock appreciation right or award, at a purchase price computed pursuant to paragraph 12(c) during the 30-day period following the expiration of six months following the date of such grant, and this right shall apply even if the option or stock appreciation right or other award has otherwise terminated pursuant to paragraph 6(f) following such Accelerating Event.

                       (b) Stock for Stock. If the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their Common Stock in any transaction involving a merger, consolidation, reorganization, or plan of exchange, all options granted hereunder shall be converted into options to purchase shares of Exchange Stock and all stock appreciation rights and other stock unit awards granted hereunder shall be converted into stock appreciation rights and awards measured by the Exchange Stock, unless the Committee, in its sole discretion, determines that any or all such options or stock appreciation rights or other stock unit awards granted hereunder shall not be converted, but instead shall terminate in accordance with the provisions of paragraph 12(a). The amount and price of converted options, stock appreciation rights and other stock unit awards shall be determined by adjusting the amount and price of the options or stock appreciation rights or other awards granted hereunder to take into account the relative values of the Exchange Stock and the Common Stock in the transaction.

                       (c) Purchase Price for Certain Officers and Directors. With respect to an option, right or other award granted to an officer or director less than six months prior to an Accelerating Event, the purchase price payable pursuant to paragraph 12(a) shall be the product of (A) the excess, if any, of the purchase price paid for each Share in the Accelerating Event over the award price, multiplied by (B) the number of Shares covered by the option, stock appreciation right or other stock unit award. However, no right to require the purchase of any option or stock appreciation right or other stock unit award may be exercised in connection with an Accelerating Event if the purchase price determined under this paragraph 12(c) is negative.

                       (d)  Transferability.   The  rights  set  forth  in  this
paragraph 12 shall be transferable only to the extent the related option or stock appreciation right or other stock unit award is transferable.

                                 Appendix B-10

                  13. Corporate Mergers, Acquisitions, Etc. The Committee may also grant options, stock appreciation rights, or other stock unit awards, award stock bonuses and sell stock under the Plan having terms, conditions and provisions that vary from those specified in the Plan; provided, however, that
                                                       --------   -------
any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, other awards, stock bonuses and stock sold or awarded by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a parent or subsidiary corporation of the Company is a party.

                  14.  Amendment of Plan.

                       (a) Amendment by Board. The Board may at any time and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6(b)(v), 10, 11 and 12, however, no change in an award already granted shall be made without the written consent of the holder of such award.

                       (b) Paragraph 10 Amendment. Notwithstanding any other provision in the Plan, paragraph 10 may be amended or modified by the Board or the shareholders of the Company only once in any six-month period, except as may be required to comport with changes in the Code, or ERISA, or the rules promulgated thereunder.

                  15. Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company shall not be obligated to issue or deliver Shares under the Plan if such issuance or delivery would violate applicable state or federal securities laws, or if compliance with such laws would, in the opinion of the Company, be unduly burdensome or require the disclosure of information which would not be in the Company's best interests.

                  16. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any parent or subsidiary corporation of the Company or interfere in any way with the right of the Company or any parent or subsidiary corporation of the Company by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or increase or decrease such employee's compensation or benefits; or (ii) confer upon any person engaged by the Company or any parent or subsidiary corporation of the Company any right to be retained or employed by the Company or any parent or subsidiary corporation of the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company or any parent or subsidiary corporation of the Company.

                  17. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Shares until the date of issue to the recipient of such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such Shares are issued.

                                 Appendix B-11

                          TIMBERLINE SOFTWARE CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS -- APRIL 28, 1998

                   The undersigned hereby appoints Curtis L. Peltz and Thomas P. Cox, and each of them, proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 1998 Annual Meeting of Shareholders of TIMBERLINE SOFTWARE CORPORATION to be held on April 28, 1998 and any adjournments thereof, with respect to the following:

(Continued, and to be marked, dated and signed on the other side)

Please mark your vote as indicated in this example  | X |

1.  PROPOSAL to elect Directors

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THE NAME OF THAT INDIVIDUAL ON THE LINE SET FORTH BELOW THE LISTING OF NOMINEES.)

     Curtis L. Peltz, Thomas P. Cox, James A. Meyer, Donald L. Tisdel

      -------------------------------------------------------------------------

     | | FOR all nominees listed (except as marked to the contrary)

     |  |  WITHHOLD AUTHORITY to vote for all nominees listed

2. PROPOSAL to ratify selection of Deloitte & Touche LLP as independent auditors

     |  |  FOR

     |  |  AGAINST

     |  |  ABSTAIN

3.  PROPOSAL to increase the number of authorized shares

     |  |  FOR

     |  |  AGAINST

     |  |  ABSTAIN

4.  PROPOSAL to approve the Company's 1998 Stock Incentive Plan

     |  |  FOR

     |  |  AGAINST

     |  |  ABSTAIN

Either or both of the proxies (or substitutes) present at the meeting may exercise all powers granted hereby.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2, 3 and 4. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


Signature(s) --------------------------      Date ---------------

Signature(s) --------------------------

NOTE: PLEASE DATE AND SIGN ABOVE EXACTLY AS YOUR NAME OR NAMES APPEAR HEREIN. IF MORE THAN ONE NAME APPEARS ABOVE, ALL SHOULD SIGN. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER AND ATTESTED. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD INDICATE THEIR FULL TITLE AND AUTHORITY.